Exhibit 10.I.4
AMENDMENT NO. 4 TO THE
EL PASO CORPORATION
KEY EXECUTIVE SEVERANCE PROTECTION PLAN
     Pursuant to Section 8.1 of the El Paso Corporation Key Executive Severance Protection Plan, Amended and Restated effective as of August 1, 1998, as amended (the “Plan”), Appendix II of the Plan is hereby amended, as attached, to remove certain Executive Employees who are no longer active employees eligible to participate in the Plan and add an Executive Employee whose participation in the Plan has been approved by the Board through the Compensation Committee effective as of September 2, 2003.
     IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 2nd day of September, 2003.

EL PASO CORPORATION
By:	/s/ Gary J. Konnie
Gary J. Konnie
Its Senior Vice President Human Resources

Attest:

/s/ David L. Siddall Corporate Secretary

APPENDIX II
EL PASO CORPORATION
KEY EXECUTIVE SEVERANCE PROTECTION PLAN
     The following individuals are deemed to be participants in the Plan as of each individual’s effective date of participation (“Effective Date of Participation”).

Employee	Effective Date of Participation
Robert W. Baker	November 7, 2002
Randy L. Bartley	November 7, 2002
Stephen C. Beasley	November 7, 2002
James J. Cleary	November 7, 2002
Daniel F. Collins	November 7, 2002
Bruce Connery	November 7, 2002
John T. Elzner	November 7, 2002
Rodney D. Erskine	December 4, 2001
Douglas L. Foshee	September 2, 2003
Greg G. Gruber	November 7, 2002
John L. Harrison	November 7, 2002
Peggy A. Heeg	December 4, 2001
John J. Hopper	November 7, 2002
Harvey R. Klingensmith	November 7, 2002
Gary J. Konnie	November 7, 2002
Charles W. Latch	November 7, 2002
Daniel B. Martin	November 7, 2002
Graciela E. Martinez	November 7, 2002
Kevin J. McMichael	November 7, 2002
D. Dwight Scott	October 1, 2002
David L. Siddall	November 7, 2002
Judy A. Vandagriff	November 7, 2002
Gene W. Waguespack	November 7, 2002
James C. Yardley	November 7, 2002
David E. Zerhusen	October 1, 2002
Acknowledged and Accepted the 2nd day of September, 2003.

By:	/s/ Gary J. Konnie Gary J. Konnie
Its Senior Vice President
Human Resources